EXHIBIT 99.1

ROWAN COMPANIES, INC.
OFFSHORE RIG FLEET AND CONTRACT STATUS
As of March 21, 2007

OFFSHORE RIGS						Contract Status
	LeTourneau	Depth (feet)		Year in			Day Rate	Estimated
Name	Class	Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments
Cantilever Jack-up Rigs:
240C #2	240-C	400	35,000	2009	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2009.
240C #1	240-C	400	35,000	2008	TBD	TBD	TBD	TBD	Rig currently under construction, with delivery expected during 3Q 2008.
J.P. Bussell	225-C	300	35,000	2007	TBD	TBD	TBD	TBD	Rig currently under construction, with delivery expected during 1Q2008.
Hank Boswell	225-C	300	35,000	2006	Middle East	Saudi Aramco	Low 190s	March 2011
Rig departed Gulf of Mexico on January 6, 2007 for four-year drilling contract. The rig arrived in the United Arab Emirates (“UAE”) on February 26, 2007, and is currently undergoing modifications. Day rate includes estimated amortization of related mobilization/modification revenues beginning in early April 2007. No revenues are being recorded during December 2006 - April 2007 mobilization/modification period.

Bob Keller	225-C	300	35,000	2005	Gulf of Mexico	El Paso	Low 170s	January 2008
Scooter Yeargain	225-C	300	35,000	2004	Middle East	Saudi Aramco	Low 190s	March 2011
Rig departed Gulf of Mexico on January 6, 2007 for four-year drilling contract. The rig arrived in the UAE on February 26, 2007, and is currently undergoing modifications. Day rate includes estimated amortization of related mobilization/modification revenues beginning in early April 2007. No revenues are being recorded during December 2006 - April 2007 mobilization/modification period.

Bob Palmer	224-C	550	35,000	2003	Gulf of Mexico	Shipyard		April 2007
						BP	Low 220s	April 2009	BP contract has been assigned to Petrobras for one well. Day rate includes estimated amortization of
									related mobilization/modification revenues starting in April 2007. No revenues will be recorded during +/-
									45 day mobilization/modification period beginning in March 2007.
Rowan Gorilla VII	219-C	400	35,000	2002	North Sea	Maersk	Mid 250s	September 2007
Rowan Gorilla VI	219-C	400	35,000	2000	North Sea	Talisman	Mid 280s	November 2007	Base day rate is shown, exclusive of mobilization revenues; ultimate rate depends upon operating area.
									Rig arrived in the North Sea and commenced operations in late February; no revenues were recorded
									during November 2006 - February 2007 shipyard/mobilization period.
						BG	Mid 260s	May 2008	Base day rate is shown, exclusive of mobilization revenues; ultimate rate depends upon operating area.
Rowan Gorilla V	219-C	400	35,000	1998	North Sea	Total	Mid 130s	April 2007
						Total	Mid 170s	November 2008
Rowan Gorilla IV	200-C	450	35,000	1986	Gulf of Mexico	Arena	Mid 160s	April 2007
						Plains	Mid 180s	October 2007
Rowan Gorilla III	200-C	450	30,000	1984	Trinidad	EOG Trinidad	High 180s	September 2007	EOG contract has been assigned to Kerr-McGee for one well.
						Petro-Canada	Low 250s	April 2008
Rowan Gorilla II	200-C	450	30,000	1984	Gulf of Mexico	Dominion	Low 170s	April 2007
						Newfield	Low 170s	June 2007
						Devon	Mid 170s	February 2008
Rowan-California	116-C	300	30,000	1983	Middle East	Saudi Aramco	Mid 110s	April 2009
Cecil Provine	116-C	300	30,000	1982	Gulf of Mexico	Apache	Low 100s	June 2007
Gilbert Rowe	116-C	350	30,000	1981	Middle East	Maersk	Low 190s	January 2009	Rig commenced two-year drilling contract in late January 2007. Day rate includes estimated amortization of
									related mobilization/modification revenues; no revenues were recorded during August 2006 - January 2007
									mobilization/modification period.
Arch Rowan	116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 110s	April 2009
Charles Rowan	116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 110s	April 2009
Rowan-Paris	116-C	350	30,000	1980	Middle East	Maersk	Low 190s	January 2009	Rig commenced two-year drilling contract in late January 2007. Day rate includes estimated amortization of
									related mobilization/modification revenues; no revenues were recorded during August 2006 - January 2007
									mobilization/modification period.
Rowan-Middletown	116-C	350	30,000	1980	Middle East	Saudi Aramco	Mid 110s	April 2009
Conventional Jack-up Rigs:
Rowan-Juneau	116	300	30,000	1977	Gulf of Mexico	Apache	Mid 60s	April 2007
Rowan-Alaska	84	350	30,000	1975	Gulf of Mexico	Devon	Mid 120s	June 2007
Rowan-Louisiana	84	350	30,000	1975	Gulf of Mexico	Helix ERT	Mid 80s	May 2007
							Mid 90's	June 2007
							Mid 100s	July 2007
						Dominion	Low 130s	November 2007
Rowan-Anchorage	52	250	20,000	1972	Gulf of Mexico	Helix ERT	Mid 70s	March 2007

Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class. 224-C is a Super Gorilla XL design.  225-C is a Tarzan Class unit. 240-C is LeTourneau's latest jack-up design.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.
THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filiings with the U. S. Securities and Exchange Commission.